Investor Presentation September 30, 2024 Iowa City, Iowa Iowa City, Iowa Minneapolis, Minnesota Denver, Colorado Dubuque, Iowa

2 Forward Looking Statements & Non-GAAP Measures Cautionary Note Regarding Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. We and our representatives may, from time to time, make written or oral statements that are “forward-looking” and provide information other than historical information. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These factors include, among other things, the factors listed below. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of our management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “should,” “could,” “would,” “plans,” “goals,” “intend,” “project,” “estimate,” “forecast,” “may” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, these statements. Readers are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Additionally, we undertake no obligation to update any statement in light of new information or future events, except as required under federal securities law. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have an impact on our ability to achieve operating results, growth plan goals and future prospects include, but are not limited to, the following: (1) the risks of mergers or branch sales (including the recent sale of our Florida banking operations and the acquisition of Denver Bankshares, Inc.), including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (2) credit quality deterioration, pronounced and sustained reduction in real estate market values, or other uncertainties, including the impact of inflationary pressures on economic conditions and our business, resulting in an increase in the allowance for credit losses, an increase in the credit loss expense, and a reduction in net earnings; (3) the effects of changes in interest rates, including on our net income and the value of our securities portfolio; (4) changes in the economic environment, competition, or other factors that may affect our ability to acquire loans or influence the anticipated growth rate of loans and deposits and the quality of the loan portfolio and loan and deposit pricing; (5) fluctuations in the value of our investment securities; (6) governmental monetary and fiscal policies; (7) changes in and uncertainty related to benchmark interest rates used to price loans and deposits; (8) legislative and regulatory changes, including changes in banking, securities, trade, and tax laws and regulations and their application by our regulators, and any changes in response to the failures of other banks; (9) the ability to attract and retain key executives and employees experienced in banking and financial services; (10) the sufficiency of the allowance for credit losses to absorb the amount of actual losses inherent in our existing loan portfolio; (11) our ability to adapt successfully to technological changes to compete effectively in the marketplace; (12) credit risks and risks from concentrations (by geographic area and by industry) within our loan portfolio; (13) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds, financial technology companies, and other financial institutions operating in our markets or elsewhere or providing similar services; (14) the failure of assumptions underlying the establishment of allowances for credit losses and estimation of values of collateral and various financial assets and liabilities; (15) volatility of rate-sensitive deposits; (16) operational risks, including data processing system failures or fraud; (17) asset/liability matching risks and liquidity risks; (18) the costs, effects and outcomes of existing or future litigation; (19) changes in general economic, political, or industry conditions, nationally, internationally or in the communities in which we conduct business, including the risk of a recession; (20) changes in accounting policies and practices, as may be adopted by state and federal regulatory agencies and the Financial Accounting Standards Board; (21) war or terrorist activities, including the ongoing conflict in the Middle East and the Russian invasion of Ukraine, widespread disease or pandemic, or other adverse external events, which may cause deterioration in the economy or cause instability in credit markets; (22) the occurrence of fraudulent activity, breaches, or failures of our or our third-party vendors' information security controls or cyber-security related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools; (23) the imposition of tariffs or other domestic or international governmental policies impacting the value of the agricultural or other products of our borrowers; (24) potential changes in federal policy and at regulatory agencies as a result of the upcoming 2024 presidential election; (25) the concentration of large deposits from certain clients, including those who have balances above current FDIC insurance limits; (26) the effects of recent developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time that resulted in recent bank failures; and (27) other risk factors detailed from time to time in Securities and Exchange Commission filings made by the Company. Non-GAAP Measures This presentation contains non-GAAP measures for tangible common equity, tangible book value per share, tangible common equity ratio, loan yield, tax equivalent, efficiency ratio, pre-tax, pre-provision earnings, return on average tangible equity, net interest margin, tax equivalent, adjusted earnings, and adjusted earnings per share. Management believes these measures provide investors with useful information regarding the Company’s profitability, financial condition and capital adequacy, consistent with how management evaluates the Company’s financial performance. A reconciliation of each non-GAAP measure to the most comparable GAAP measure is included, as necessary, in the Non-GAAP Financial Measures section.

3 Overview of MidWestOne Diverse & Expanding Markets: Iowa, Minnesota, Wisconsin, and Colorado Growing communities for 90 years Headquartered in Iowa City, IA • 56 Banking Offices Commercial and Consumer Banking • $6.6B Total Assets • $4.3B Loans and $5.4B Deposits Wealth Management • $3.18B AUA Banking Offices & Financial Information as of September 30, 2024

4 Our History and Growth Profile Total Assets ($ Millions) $5,875 $6,491 $6,468 $6,552 3Q21 3Q22 3Q23 3Q24 Loans and Deposits ($ Millions) $3,278 $3,762 $4,078 $4,345$4,958 $5,477 $5,363 $5,369 Gross Loans Total Deposits 3Q21 3Q22 3Q23 3Q24 Iowa State Bank & Trust Company Founded in 1934. In 2008, MidWestOne Financial Group, Inc. merged with ISB Financial Corp., with common shares listed on NASDAQ under the ticker symbol "MOFG". In 2015, MidWestOne acquired Central Bancshares, Inc., expanding the Company into Minneapolis- St. Paul Metro and Southwest Florida. MidWestOne expanded into Denver, Colorado in 2017 with team lift- out. Acquired ATBancorp in 2019, expanding MidWestOne into Dubuque and Des Moines, IA and Southwest Wisconsin. In June 2022, MidWestOne acquired Iowa First Bancshares Corp. In January 2024, MidWestOne acquired Denver Bankshares, Inc. and in June 2024, MidWestOne divested our Florida banking operations.

5 MOFG's Attractive and Growing Core Markets Rural core deposit franchise that supports growing metropolitan markets Iowa Community Twin Cities 22 Banking Offices $1.7B Deposits $842M Gross Loans $70K Median HHI 10.4% Proj. '24-'29 HHI△ Iowa Metro Denver 17 Banking Offices $1.8B Deposits $1.5B Gross Loans $76K Median HHI 8.4% Proj. '24-'29 HHI△ 15 Banking Offices $1.2B Deposits $1.3B Gross Loans $94K Median HHI 7.4% Proj. '24-'29 HHI△ 2 Banking Offices $406M Deposits $720M Gross Loans $99K Median HHI 10.4% Proj. '24-'29 HHI△ Source: S&P Capital IQ Pro. Markets are representative of the following metropolitan areas (combined as applicable): • Iowa Community - IA: Muscatine, Fort Madison, Oskaloosa, Pella, and Burlington; WI: Platteville. • Iowa Metro - Cedar Rapids, Des Moines/West Des Moines, Dubuque, Iowa City and Waterloo/Cedar Falls. • Twin Cities - Minneapolis/St. Paul/Bloomington, MN - WI. • Denver - Denver/Aurora, Colorado Note: Banking offices, deposits, and gross loans are as of September 30, 2024. Deposit balance excludes brokered time deposits of $200.0 million.

6 OUR VISION To be the preeminent relationship-driven community bank where our expertise and proactive approach generate meaningful impact for our stakeholders

7 Shareholder Value Strategy

8 Executive Management Driving Change Chip Reeves Chief Executive Officer Len Devaisher President and Chief Operating Officer Barry Ray Senior Executive VP and Chief Financial Officer ■ Joined MOFG as CEO in November 2022 ■ President and CEO for Beach Bancorp, Inc. from 2018-2022 ■ President and COO of Cascade Bancorp from 2012-2017 ■ Worked at Fifth Third Bank for 22 years, serving as Executive Vice President, Commercial Banking in Chicago and Chicago Market President ■ Joined MOFG as President and COO in July of 2020 ■ Served as the Wisconsin Region CEO of Old National Bank from 2016-2019 ■ Worked at Old National Bank beginning in 2000 in Commercial Banking and then in various line of business leadership roles from 2013-2016 ■ Joined MOFG as CFO in June of 2018 ■ Served in various roles at Columbia State Bank from 2006-2018, most recently as Chief Accounting Officer and Controller ■ Served as a Business Analyst with Russell Investment Group from 2005-2006 and a Consulting Services Manager with RSM US LLP from 2000-2005

9 Company Focus MOFG's Five Strategic Pillars to Deliver Improved Results Exceptional Customer and Employee Engagement 1 Enhance MOFG's award winning culture with a continued focus on performance and financial results 2 Protect and enhance MOFG's dominant community bank franchise through product expansion 3 Continue to hire exceptional relationship bankers and wealth management professionals 4 Develop specialty commercial banking verticals by continuing to attract experienced professionals 5 Continue to identify and execute on opportunities for efficiency gains and cost reduction Strong Core Local Banking Model Sophisticated Commercial Banking and Wealth Management Specialty Business Lines Improving our Efficiency and Operations

10 Strategic Pillar #1: Exceptional Customer and Employee Engagement Build Upon MOFG's Award-Winning Culture 1 Measurable goals aligned to MidWestOne's financial results 2 Invest in capabilities to achieve a successful transformation 3 Incentivize financial results focused performance metrics 4 Leverage employee feedback to drive improvements Results Driven Performance Results Driven Talent Development Reward Driven Performance Metrics Integrate Employee Insights to Improve

11 Strategic Pillar #2: Strong Core Local Banking Model Stable and Granular, Core Deposit Base Supports MOFG's Strategic Plan MOFG’s relationship driven community bank platform offers diverse products and services that attracts deposits from consumer and commercial customers while driving cross sell opportunities Average Account Size $29k Average Services Used 3.49 Average Branch Deposit Size $92mm Relationship Driven Community Bank New Deposit Accounts Positive net new consumer & commercial deposit accounts Avg % of Customers Who Consider MOFG Primary Financial Institution 75%

12 Strategic Pillar #3:Commercial Banking and Wealth Management Leaning Into Our Major Markets of the Twin Cities, Denver and Metro Iowa • Continue to hire experienced bankers with proven track records • Target companies from $20 - $150 million in revenues • Focus on major markets and specialty verticals • Maintain a prudent approach to risk and growth • Exiting 2025 - targeting high single digit loan growth, annually Commercial Banking • Treasury Management is a key enabler to our commercial success • Will invest to expand our platform, product offerings, and talent • Goals - drive deposit growth, improve non-interest bearing deposit mix as a % of total deposits, & increase fee income Treasury Management • Team lift outs in the Twin Cities and Cedar Rapids driving AUM growth • Will continue to look for team lift outs to further drive asset growth and fee income • Continue to add to MOFG's investment strategy platforms Wealth Management

13 Diversified and Granular Loan Portfolio Loans Held for Investment 09/30/24 Agricultural, 3% C&I, 27% Construction & Development, 9% Farmland, 4% Multifamily, 9% CRE-Other, 31% Residential Real Estate, 15% Consumer, 2% $4.33 billion 5.86% Yield(4) <$495K Avg. Commercial Loan Size(1) Financial Information as of September 30, 2024. (1)Average net nonaccrual active principal balance of the commercial loan portfolio. (2) Commercial loan net active principal balances reported in millions ($). (3) Excludes $193 million net active principal balance of commercial loans acquired in Denver Bankshares, Inc. acquisition. (4) Non-GAAP Measure. See the Non-GAAP measures section for a reconciliation of the most directly comparable GAAP measure. $1,090 $1,204 $697 Iowa Metro Twin Cities Denver LTM Commercial Loan Growth in Targeted Regions(2) +16% +$152 million +14% +$152 million +19% +$82 million(3)

14 Focusing on Growth in Wealth Management Investment Services and Private Wealth Revenue • Asset amounts presented are in billions of dollars • Revenue amounts presented are in millions of dollars $9.6 $11.7 $11.2 $12.2 $10.4 $3.2 $4.2 $3.9 $3.8 $3.5 $6.4 $7.5 $7.3 $8.4 $6.9 Investment Services Private Wealth 2020 2021 2022 2023 YTD 3Q24 $5.0 $10.0 $15.0 Wealth Management Assets Under Administration Private Banking • Right-size book of business with consistent eligibility • Launched new concierge support • Building out product set • Added a new Senior Private Banker in Des Moines and Denver during 2024 Private Wealth • Enhance planning with a single platform across Private Wealth and Investment Services • Reviewing platform options to dramatically enhance investment offering in the first quarter of 2025 • Increase focus on thought leadership • Enhance fee opportunities with fiduciary services and proprietary investments Investment Services • Adding advisors in Twin Cities & Denver • Focus on building recurring revenue through fee-based business $2.44 $2.74 $2.73 $3.01 $3.18 2020 2021 2022 2023 3Q24 $— $2.00 $4.00

15 Strategic Pillar #4: Specialty Business Lines Growth Opportunities in Specialty Commercial Business Lines Leverage Recent Talent Acquisition Expertise In: • Middle Market C&I • Government / Non-Profit • Commercial Real Estate • Government Guaranteed Lending • Agri Business Over the Medium Term: • Develop Deposit Vertical • Sponsor Finance • Recruit Product Specialists • Innovative Commercial Loan Platform • Specialization Policy Development • Evolved Decisioning Process • Enhanced Compliance Controls Focus on Full Customer Relationship Acquisition Drive Deposit Growth While Maintaining Risk Management

16 Strategic Pillar #5: Improving Our Efficiency and Operations • Engaged a third-party strategic consulting firm to identify areas for efficiency gains and cost reduction • Focusing on operational efficiency and expense discipline in 2024 • Investing in digital capabilities and infrastructure: creating a three-year technology / digital road map focused on improving customer experience and enabling the company to achieve its strategic plan priorities Drive Operational Efficiency Improve efficiency and ability to scale operations to reduce costs and improve customer experiences Modernize Our Infrastructure Reduce core dependency to increase speed-to-market, control costs, and drive scalability

17 Strategic Enabler: Expanding and Enhancing our Digital Capabilities The constant evolution of customer expectations and technology advancements require continuous investment in digital experiences, technology, and automation. We intend to meet these demands through continued investment in new technology platforms, architecture improvement, and talent acquisition to improve the customer experience and streamline internal processes. *Projected roll-out timing. 2020 PPP Loan Origination Platform + DocuSign Launched Open Architecture Digital Banking Platform Enhanced Electronic & Paper Account Statements 2021 Mobile App Performance Enhancements Improved Online Banking Platform and Commercial Lending Process Contactless Chip Cards 2022 Enhancements to Positive Pay Service Cloud-Based Construction Lending Platform New Trust Core System Launched an Enhanced Digital Consumer Loan Experience 2023 New Online Retail Deposit Account Opening Platform Digital Banking Experience and Performance Enhancements New Fraud Detection / Anti-Money Laundering System Instant Payments Receive 2024-2025* Digital Banking: New Commercial Loan Origination System New Commercial Digital Banking Platform

18 Digital and Branch Banking Trends (1) Total digital includes mobile and online/desktop. (2) Includes banks surveyed by a third-party strategic consulting firm with an asset size of $5-$10 billion. Customer Interactions 42% 47% 10% 1% Mobile Logins Online/Desktop Logins Branch/Teller Transactions Service Center Calls 90% Digital(1) B ill P ay P ay m en ts Zelle P aym ents 89,762 91,781 16,075 20,103 Bill Pay Payments Zelle Payments 3Q23 4Q23 1Q24 2Q24 3Q24 80,000 85,000 90,000 95,000 10,000 15,000 20,000 25,000 Retail Payments MidWestOne 2024 YTD Average 6.80% Peer Median(2) 5.76% Retail Depository Digital Account Opening

19 What We Have Accomplished Strategic Plan Updates Geographic Realignment Sale of Florida branches (7.5% deposit premium) and Acquisition of Bank of Denver in first half of 2024 ☑ Talent Transformation Robust talent acquisition strategy installing senior leaders, product management, IT resources and revenue producers across target markets ☑ Operational Efficiency Completed a common equity capital raise during the third quarter of 2024, with proceeds used to support a balance sheet repositioning executed early in the fourth quarter of 2024 ☑ Wealth Continued momentum in Wealth Management, with year-to-date revenue growth of 15% compared to the prior year (through third quarter) ☑ Commercial Growth Annualized commercial & industrial ("C&I") and commercial real estate ("CRE") loan growth was 11% and 3%, respectively, for the third quarter of 2024 ☑

20 What does this mean for our Stakeholders? Simply Better Banking...delivered • Vast array of Advanced Products and Technology • Proactive Service • Industry Expertise Enabling more people to flourish • Strong Businesses Make Strong Communities • Philanthropic Giving, Economic Development, and Job Creation Clarity, Rewards, and Pride of Achievement • Clearly Defined Strategies, Goals, and Recognition • Expanded Career Opportunities, Development and Advancement • Esprit de Corps of Balanced Success Return with a Strong Corporate Citizen • Increased, and Appropriate, Return for Investment • Improved Efficiency, with an Ability to Scale Operations to Reduce Costs • Improved Performance Metrics to "Median" Compared to Peers Exiting 2025 Customers Employees ShareholdersCommunities

21 Financial Performance

22 Financial Highlights Total assets $ 6,552.5 (0.44) % 1.31 % Total loans held for investment, net 4,328.8 0.97 6.46 Total deposits 5,368.7 (0.81) 0.10 Balance Sheet Equity to assets ratio 8.58% 33 bps 77 bps Tangible common equity ratio (non-GAAP) 7.22 34 68 CET1 risk-based capital ratio 9.91 35 39 Total risk-based capital ratio 12.96 34 51 Loans to deposits ratio 80.63 142 482 Capital and Liquidity Net interest margin, tax equivalent (non-GAAP) 2.51% 10 bps 16 bps Cost of total deposits 2.14 3 43 Return on average assets (5.78) (673) (634) Efficiency ratio (non-GAAP) 70.32 1,403 426 Diluted EPS $ (6.05) (705) % (1143) % Adjusted EPS (non-GAAP) 0.58 12 4 Profitability Nonperforming loans ratio 0.51% (8) bps (20) bps Nonperforming assets ratio 0.39 (8) (6) Net charge-off ratio 0.16 11 12 Allowance for credit losses ratio 1.25 (1) (2) Credit Risk Profile 3Q24 Financial Highlights3 (1) Third Quarter 2024 Summary compares to the second quarter of 2024 unless noted. (2) See the section "Non-GAAP Financial measures." (3) Financial metrics as of or for the quarter ended September 30, 2024. Change vs. Dollars in millions, except per share amounts 3Q24 2Q24 3Q23 Third Quarter 2024 Summary1 • Completed a common equity capital raise, resulting in net proceeds of $118.6 million to facilitate a balance sheet repositioning. $140.4 million of securities impairment related to the repositioning was recognized in pre-tax earnings. • Subsequent to quarter-end: ◦ Sold $1.0 billion of debt securities (weighted average yield of 1.58%, weighted average life of 5.6 years). ◦ Purchased $589.8 million of debt securities (weighted average yield of 4.65%) ◦ Paid in full $418.7 million of Bank Term Funding Program borrowings (weighted average cost of 4.77%). ◦ Estimated earn back period for the securities losses is 4.5 years. • Recognized a net loss for the quarter of $95.7 million, or $(6.05) per diluted common share, reflecting the effects of the capital raise and balance sheet repositioning. • Adjusted earnings were $9.1 million2, or $0.58 per diluted common share, which included a $1.2 million fraud loss related to a single incident. • Net interest margin (tax equivalent) expanded 10 bps to 2.51%2. • Annualized loan growth of 3.9%. • Noninterest bearing deposits increased 4.0% from the linked quarter. • Nonperforming assets ratio improved 8 bps to 0.39%; classified loans declined $14.5 million to $134.8 million; net charge-off ratio was 0.16%.

23 Capital Raise & Balance Sheet Repositioning Capital Raise (net proceeds) $118.6 million Securities Sold (market value): $1.0 billion Average Yield on Securities Sold: 1.58% Reinvested Securities (market value): $589.8 million Average Yield on Reinvested Securities 4.65% Funding Paid Down: $418.7 million(2) Weighted Avg Cost of Funding Paid Down: 4.77% Transaction Details(1) (1)Transaction details are as of 10/21/24. (2)Represents $405.0 million of Federal Reserve Bank Term Funding Program borrowings and $13.7 million of accrued interest.

24 Balance Sheet 3Q24 vs. 2Q24 3Q24 vs. 3Q23 Period end balances, $ millions 3Q24 $ Change % Change $ Change % Change Loans $4,328.8 $41.6 1% $262.8 6 % Investment securities $1,623.1 $(201.0) (11) % $(335.4) (17) % Interest earning deposits in banks $129.7 $94.4 267% $125.9 3313 % Deposits $5,368.7 $(43.7) (1) % $5.4 — % Borrowed funds $525.7 $(3.8) (1) % $27.2 5 % Shareholders' equity $562.2 $18.9 3% $56.8 11% 3Q24 3Q24 Period end 3Q24 2Q24 vs. 2Q24 3Q23 vs. 3Q23 Tangible book value per share (non-GAAP) $22.43 $28.27 (21) % $26.60 (16) % Common equity Tier 1 capital ratio 9.91% 9.56% 35 bps 9.52% 39 bps AOCI $(58.8) $(58.1) (1) % $(84.6) 30 % Return on average tangible equity (non-GAAP) (82.78) % 15.74% (9,852) bps 9.68% (9,246) bps – See the section "Non-GAAP Financial Measures."

25 Balance Sheet - Debt Securities Portfolio Portfolio Mix (09/30/24) 4.4 Year Duration 2.19% Yield Municipals, 36% MBS, 4% CLO, 3%CMO, 33% Corporate, 24% $1.62 billion Portfolio Mix (10/18/24) Municipals, 14% MBS, 15% CLO, 4% CMO, 56% Corporate, 11% 4.0 Year Duration 3.85% Yield $1.16 billion

26 Credit Quality $ m illi on s Nonperforming Assets $29.0 $30.3 $33.2 $31.2 $25.5 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 $ m illi on s Net Charge-Offs $0.5 $2.1 $0.2 $0.5 $1.7 3Q23 4Q23 1Q24 2Q24 3Q24 Credit Quality Measures $ millions 3Q23 4Q23 1Q24 2Q24 3Q24 Nonperforming assets ratio 0.45% 0.47% 0.49% 0.47% 0.39 % Net charge-off ratio 0.04% 0.20% 0.02% 0.05% 0.16 % Loans greater than 30 days past due and accruing $6.4 $10.8 $8.8 $9.4 $11.9 Allowance for credit losses ratio 1.27% 1.25% 1.27% 1.26% 1.25%

27 Commercial Real Estate 3.6% 96.4% NOO CRE Office All Other Loans Non-Owner Occupied CRE Office September 30, 2024 Commercial Real Estate Portfolio(2) September 30, 2024 Portfolio Highlights September 30, 2024 (1)Total CRE loans includes construction, land development and other land, in addition to multifamily and NOO CRE. (2) Represents the amortized cost of the CRE portfolio. Average NOO CRE Office outstanding principal ($ millions) $ 1.4 % of Total Capital Commercial Real Estate Concentration: 3Q24 2Q24 Regulatory Threshold Construction, land development and other land 56% 52% 100 % Total CRE loans(1) 232% 237% 300% $ millions 3Q24 2Q24 Construction & Development $ 386.9 $ 351.6 Farmland 182.2 183.6 Multifamily 409.5 430.1 CRE Other: NOO CRE Office 154.7 157.1 OO CRE Office 84.6 84.6 Industrial and Warehouse 403.5 407.3 Retail 282.4 262.0 Hotel 111.7 112.8 Other 316.6 324.7 Total Commercial Real Estate $ 2,332.1 $ 2,313.8

28 Income Statement 3Q24 vs. 3Q24 vs. $ millions 3Q24 2Q24 3Q23 2Q24 3Q23 Net interest income $37.5 $36.3 $34.6 3% 8 % Noninterest (loss) income (130.4) 21.6 9.9 (704) % (1417) % Total revenue (92.9) 57.9 44.5 (260) % (309) % Noninterest expense 35.8 35.8 31.5 — % 14 % Pre-tax, pre-provision earnings (non-GAAP) $(128.7) $22.1 $13.0 (682) % (1090) % Credit loss expense $1.5 $1.3 $1.6 15% (6) % Income tax (benefit) expense $(34.5) $5.1 $2.2 (776) % (1668) % Net (loss) income $(95.7) $15.8 $9.1 (706) % (1152) % Adjusted earnings (non-GAAP) $9.1 $8.1 $8.9 12% 2% 3Q24 3Q24 3Q24 2Q24 3Q23 vs. 2Q24 vs. 3Q23 Net interest margin (non-GAAP) 2.51% 2.41% 2.35% 10 bps 16 bps Efficiency ratio (non-GAAP) 70.32% 56.29% 66.06% 1,403 bps (426) bps Diluted EPS $(6.05) $1.00 $0.58 (705) % (1143) % Adjusted EPS (non-GAAP) $0.58 $0.52 $0.56 12% 4% – See the section "Non-GAAP Financial Measures."

29 Appendix

30 Our Mission and Our Operating Principles Take care of our customers … and those who should be. Since our company was founded during the Great Depression, it has been our belief that the communities we serve are the purpose behind our existence. We passionately pursue success for our neighbors and we support organizations that create opportunities in our communities. Because we believe the positive actions of each one of us contributes to the success of us all. Our brand is built by the actions of our employees, supporting our mission statement, one relationship at a time. It's about caring. Our Operating Principles ◦ Expertise: Learn constantly so we can continually improve ◦ Integrity: Always conduct yourself with the utmost integrity ◦ Teamwork: Work as one team ◦ Talent: Hire and retain excellent employees ◦ Results: Generate impact for our stakeholders

31 Leadership within the Community $77 $860 Employee Company Company and Employee Giving $ thousands Note: Company & Employee Giving and Volunteer Hours are for YTD Q3.24 Volunteer Hours 5,098 Hours $937 Kiwanis Kids Day Parade 2024 - Fairfield, IA Habitat for Humanity Build - Twin Cities Region

32 Long-term Shareholder Return Source: S&P Capital IQ Total Return Performance 277.0 227.5 MidWestOne Financial Group, Inc. S&P U.S. BMI Banks - Midwest Region Index 04/01/08 09/30/09 09/30/10 09/30/11 09/30/12 09/30/13 09/30/14 09/30/15 09/30/16 09/30/17 09/30/18 09/30/19 09/30/20 09/30/21 09/30/22 09/30/23 09/30/24 0.0 50.0 100.0 150.0 200.0 250.0 300.0

33 Non-GAAP Financial Measures

34 Non-GAAP Financial Measures Tangible Common Equity / Tangible Book Value per Share / Tangible Common Equity Ratio September 30, 2023 June 30, 2024 September 30, 2024 dollars in thousands Total shareholders' equity $ 505,411 $ 543,286 $ 562,238 Intangible assets, net (87,987) (97,327) (96,257) Tangible common equity $ 417,424 $ 445,959 $ 465,981 Total assets $ 6,467,818 $ 6,581,658 $ 6,552,482 Intangible assets, net (87,987) (97,327) (96,257) Tangible assets $ 6,379,831 $ 6,484,331 $ 6,456,225 Book value per share $ 32.21 $ 34.44 $ 27.06 Tangible book value per share (1) $ 26.60 $ 28.27 $ 22.43 Shares outstanding 15,691,738 15,773,468 20,774,919 Tangible common equity ratio (2) 6.54% 6.88% 7.22% (1) Tangible common equity divided by shares outstanding. (2) Tangible common equity divided by tangible assets. Loan Yield, Tax Equivalent For the Three Months Ended September 30, 2023 June 30, 2024 September 30, 2024 dollars in thousands Loan interest income, including fees $ 51,870 $ 61,643 $ 62,521 Tax equivalent adjustment (1) 735 938 951 Tax equivalent loan interest income $ 52,605 $ 62,581 $ 63,472 Yield on loans, tax equivalent (2) 5.19% 5.69% 5.86 % Average Loans $ 4,019,852 $ 4,419,697 $ 4,311,693 (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent loan interest income divided by average loans.

35 Non-GAAP Financial Measures Efficiency Ratio For the Three Months Ended September 30, 2023 June 30, 2024 September 30, 2024 dollars in thousands Total noninterest expense $ 31,544 $ 35,761 $ 35,798 Amortization of intangibles (1,460) (1,593) (1,470) Merger-related expenses (11) (854) (133) Noninterest expense used for efficiency ratio $ 30,073 $ 33,314 $ 34,195 Net interest income, tax equivalent (1) $ 35,742 $ 37,662 $ 38,837 Noninterest (loss) income 9,861 21,554 (130,388) Investment securities (losses) gains, net 79 33 (140,182) Net revenues used for efficiency ratio $ 45,524 $ 59,183 $ 48,631 Efficiency ratio 66.06% 56.29% 70.32% (1) The federal statutory tax rate utilized was 21%. (2) Noninterest expense adjusted for amortization of intangibles and merger-related expenses divided by the sum of tax equivalent net interest income, noninterest (loss) income and net investment securities (losses) gains. Pre-tax / Pre-provision Net Revenue For the Three Months Ended September 30, 2023 June 30, 2024 September 30, 2024 dollars in thousands Net interest income $ 34,575 $ 36,347 $ 37,521 Noninterest (loss) income 9,861 21,554 (130,388) Noninterest expense (31,544) (35,761) (35,798) Pre-tax / Pre-provision Net Revenue $ 12,892 $ 22,140 $ (128,665)

36 Non-GAAP Financial Measures Return on Average Tangible Equity For the Three Months Ended September 30, 2023 June 30, 2024 September 30, 2024 dollars in thousands Net (loss) income $ 9,138 $ 15,819 $ (95,707) Intangible amortization, net of tax (1) 1,095 1,195 1,090 Tangible net (loss) income $ 10,233 $ 17,014 $ (94,617) Average shareholders' equity $ 508,066 $ 533,994 $ 551,414 Average intangible assets, net (88,699) (99,309) (96,706) Average tangible equity $ 419,367 $ 434,685 $ 454,708 Return on average equity 7.14% 11.91% (69.05) % Return on average tangible equity (2) 9.68% 15.74% (82.78) % (1) The income tax rate utilized was the blended marginal tax rate. (2) Annualized tangible net income divided by average tangible equity. Net Interest Margin, Tax Equivalent For the Three Months Ended September 30, 2023 June 30, 2024 September 30, 2024 dollars in thousands Net interest Income $ 34,575 $ 36,347 $ 37,521 Tax equivalent adjustments: Loans (1) 735 938 951 Securities (1) 432 377 365 Net Interest Income, tax equivalent $ 35,742 $ 37,662 $ 38,837 Average interest earning assets $ 6,032,636 $ 6,282,494 $ 6,167,525 Net interest margin, tax equivalent (2) 2.35% 2.41% 2.51% (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent net interest income divided by average interest earning assets.

37 Non-GAAP Financial Measures Adjusted Earnings / Adjusted Earnings Per Share For the Three Months Ended September 30, 2023 June 30, 2024 September 30, 2024 dollars in thousands Net (loss) income $ 9,138 $ 15,819 $ (95,707) Less: Investment securities (losses) gains, net of tax(1) 59 24 (103,988) Less: Mortgage servicing rights (loss) gain, net of tax(1) 212 96 (761) Plus: Merger-related expenses, net of tax(1) 8 634 99 Less: Gain on branch sale, net of tax(1) — 8,201 — Adjusted earnings $ 8,875 $ 8,132 $ 9,141 Weighted average diluted common shares outstanding 15,711,137 15,780,935 15,829,032 Earnings per common share - diluted $0.58 $1.00 $(6.05) Adjusted earnings per common share(2) $0.56 $0.52 $0.58 (1) The income tax rate utilized was the blended marginal tax rate. (2) Adjusted earnings divided by weighted average diluted common shares outstanding.